Rule 497(d)


                                    FT 594

                     Communications Portfolio, Series 10

             Supplement to the Prospectus dated January 23, 2002

      Notwithstanding anything to the contrary in the Prospectus, all shares of WorldCom, Inc. (Ticker: WCOME) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

July 3, 2002